        UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 27, 1996

                KEYCORP STUDENT LOAN TRUST 1996-A
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)

    New York               33-34274               36-4106514
---------------        ---------------         ----------------
(State or other        Commission File         (I.R.S. Employer
jurisdiction of             Number            Identification No.)
incorporation or
organization)


  c/o KeyBank, USA, as Administrator,
5000 Tiedeman Road, Attn: Susan H. Wagner,
           Brooklyn, Ohio                                     44144
------------------------------------------                  ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (216) 813-1862

ITEM 5. OTHER EVENTS
        ------------
        On November 27, 1996, the KeyCorp Student Loan Trust 1996-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

        In reliance upon certain no-action letters, including a letter dated November 2, 1993, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the Society Student Loan Trust 1993-A, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending October 31, 1996, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENTS AND EXHIBITS
        ----------------------------------------------------------------

(C)     Exhibits
        --------

        99(a).  Certificateholder's Statement

        99(b).  Noteholder's Statement

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      KEYCORP STUDENT LOAN TRUST 1996-A
                                      ---------------------------------
                                                 (Registrant)


                                      By:  The First National Bank of Chicago,
                                           not in its individual capacity but
                                           solely as Eligible Lender Trustee on
                                           behalf of the Trust

Date:  November 27, 1996              /s/  Jeffrey L. Kinney
                                      ----------------------
                                      By:  Jeffrey L. Kinney
                                           Trust Officer